                               TABLE OF CONTENTS

                   Portfolio Manager's Report to Shareholders
                                     PAGE 2

                       Schedule of Portfolio Investments
                                    PAGE 10

                      Statement of Assets and Liabilities
                                    PAGE 12

                            Statement of Operations
                                    PAGE 13

                       Statement of Changes in Net Assets
                                    PAGE 14

                         Notes to Financial Statements
                                    PAGE 15

                              Financial Highlights
                                    PAGE 23

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                                       -1-

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
Equity Fund
--------------------------------------------------------------------------------

                        Value of a $10,000 Investment
                                          MSCI                 GPR               Y Class
2/1/89 (Inception)                      10000.00            10000.00            10000.00
4/30/89                                  9457.16             9901.26            10010.00
10/31/89                                 9303.55            10302.10             9800.00
4/30/90                                  6966.55             8512.84             9579.66
10/31/90                                 6774.81             8268.63             8633.90
4/30/91                                  7626.28             8708.65             9874.57
10/31/91                                 7657.26             8735.16             9111.86
4/30/92                                  6788.26             7958.99             8827.12
10/31/92                                 6606.37             8129.01             9315.26
4/30/93                                  8130.81             9763.09            12030.20
10/31/93                                10141.80            11314.70            14600.50
4/30/94                                 10263.00            11988.70            14684.00
10/31/94                                10686.50            12252.40            14210.00
4/30/95                                  9656.00            11714.10            12058.70
10/31/95                                10426.10            11963.90            12833.80
4/30/96                                 12566.00            13390.50            14528.00
10/31/96                                13359.70            14248.20            13631.10
4/30/97                                 13542.80            14141.60            12622.40
10/31/97                                11566.40            13351.80            14386.00
4/30/98                                 10884.40            12754.70            16914.90
10/31/98                                 9836.08            11539.50            14374.90


Past performance is not predictive of future results. Investment return and principal value of the Alpine International Real Estate Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the waiver of certain advisory or administrative fees. Without the waiver of fees, total return would have been lower.

The GPR-Global Real Estate Securities Index and the MSCI Morgan Stanley Real Estate Index are global market capitalization weighted performance indexes of listed property and real estate securities.

* Prior to 4/30/94, the performance numbers do not reflect dividends.

International investing involves increased risk and volatility.

                       COMPARATIVE TOTAL RETURNS AS OF 10/31/98
---------------------------------------------------------------------------------------
                                                                               SINCE
                                                  1 YEAR   3 YEAR   5 YEAR   INCEPTION+
---------------------------------------------------------------------------------------
Alpine Y Class                                     (0.08)%  3.85%   (0.31)%     3.79%
Alpine A Class (4.75%)*                            (5.08)%  1.99%   (1.40)%     3.21%
Alpine B Class (5.00%)*                            (5.90)%  1.97%   (1.33)%     3.45%
Alpine C Class (1.00%)*                            (2.09)%  2.89%   (0.97)%     3.44%
---------------------------------------------------------------------------------------
GPR Global Real Estate Securities Index           (13.57)% (1.20)%  (0.39)%     1.48%
MSCI Morgan Stanley Real Estate Index             (14.96)% (1.92)%  (0.61)%    (0.17)%

    * Represents maximum sales load.

+ Performance of Investor A Class, B Class and C Class shares for the period prior to their inceptions on 2/10/95, 2/8/95 and 2/9/95, respectively, represents performance for Y Class shares, which commenced operations on 2/1/89.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
Equity Fund
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Alpine International Real Estate Equity Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1998. The past twelve months have proven unsettling for the world's real estate markets and most challenging for its financial markets. In this report, we will discuss the Fund's performance as well as issues and trends, which are effecting real estate and securities markets.

Q. WHAT WAS THE ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND'S PERFORMANCE FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998?
A. We are pleased to report to shareholders that your Fund out-performed its benchmark Global Property Research (GPR) Global Real Estate Securities Index* during the 1998 fiscal year, producing a total return of -0.08%. By comparison, the GPR index declined -13.57% for the one year period ended October 31, 1998. The Fund also outperformed the MSCI Morgan Stanley Real Estate Index*(1), which fell -14.96% for the same period. It is worth noting that, despite its negative return, the GPR Index has outperformed all of the broad U.S. real estate securities indices for the year to date for the first time since 1993. While this summer's near-meltdown of global financial markets eroded some of the Alpine International Real Estate Fund's strong absolute and relative out-performance from mid-year, we believe the silver lining of such disruption in financial markets is new opportunities for investors.

Q. HOW DID THE ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND ACHIEVE HIGHER RETURNS THAN ITS BENCHMARK OVER THE PAST TWELVE MONTHS?
A. Principally, the Fund benefited from active portfolio management which combined country selection, stock selection and timely transitions between investments. These shifts by country and sector were essentially reflecting individual stock selections based on both opportunistic situations for the near to medium term, as well as investments where we believe property stocks are near cyclical troughs from which long term appreciation potential may result.
        The Fund also benefited from an increase in international merger and acquisition activity. BERNHEIM-COMOFI of Belgium was acquired by Security Capital Group of the U.S. FASTIGHETS NACKEBRO of Sweden was acquired by a domestic competitor, Drott, and HORIZON GROUP was acquired by its major U.S. competitor, Prime Retail. The shares of SOCIETE DU LOUVRE (7.0% of net assets as of 10/31/98) in France rose in response to a so far unsuccessful takeover bid from a group led by Asher Edelman.
        Over the course of the past twelve months the Fund's performance benefited from timely shifting investments into stocks, sectors and countries which appeared relatively undervalued. This accounts for a significant increase in the Fund's historic portfolio turnover rate to 82%. In comparison with the portfolio as of October 31, 1997, there have been a number of significant changes. During the course of the year, the Fund sold its positions in Belgium and Malaysia while establishing new holdings in New Zealand, Singapore and Finland. The Fund's holdings in Southeast Asia were expanded from 7.2% to 16.3%. Singapore rose

---------------

*The Global Property Research (GPR) Global Real Estate Securities Index and the MSCI Morgan Stanley Real Estate Index are global market capitalization weighted performance indexes of listed property and real estate securities.

(1)With this report we are replacing the MSCI Morgan Stanley Real Estate Index with the GPR Index as our new benchmark because of its more comprehensive and accurate reflection of the world's property securities markets.
--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
Equity Fund
--------------------------------------------------------------------------------

   from 0% representation to 5.4% of the Fund and Hong Kong's weighting was increased from 3% to 6.1%. Productive investments were also made in the Philippines during the fall. Funding for such new investments came from a number of countries including the U.S. which was reduced from 25.2% to 20.3% of the Fund and Latin America which was reduced from 8.4% to 5.0%, principally through a reduction in the Fund's investments in Mexico at mid-year. While our holdings in Spain increased from 5.2% to 9.9% through performance and additions to the Fund's shareholdings in both INMOBILIARIA URBIS (1.9%) and VALLEHERMOSA, (2.4%) as well as new positions in PRIMA INMOBILIARIA (3.5%) and MELIA INVERSIONES AMERICANAS, (0.5%) the Fund's overall holdings in Europe actually fell from 45.5% to 38.9%, reflecting a near halving of our exposure to Scandinavia. These sales also helped to fund increased investments in Canada which now represents the Fund's fourth largest country exposure with 9.1% versus only 4.4% last year. Notably, the Fund's fifth largest country exposure is in Japan at 6.2%, down from 8.9% last year.

Q. WHAT WAS THE IMPACT OF THIS PAST SUMMER'S EXTREME MARKET VOLATILITY ON BOTH THE FUND, REAL ESTATE SECURITIES AND REAL ESTATE ITSELF?
A. The financial market's uncertainty over an economic collapse particularly hurt investors' perceptions of economically sensitive sectors such as real estate. The impact on real estate securities and real estate itself has been quite significant, in effect by making the debt and equity capital available to real estate investors more expensive. Currently real estate investors must pay risk-adjusted yields at much higher premiums than recent norms. This has temporarily stalled many types of financial transactions, ultimately slowing business activity. The possible long-term trends from such a slowdown have yet to unfold, but are already being discounted in the price of real estate securities. Thus, your Fund has been adversely impacted by the fall of share prices where investors are uncertain over both the duration of this secular liquidity contraction and its influence on cyclical levels of demand.
        Market observers believe that stock prices often foretell the direction of the economy and, thus, share price performance from late July through early October might suggest that a recession is around the corner. For fragile economies we think this will be the case. Those weak countries which were initially hurt by collapsing currencies a year ago have experienced high unemployment, bankruptcies and bank foreclosures. Their continuing malaise played a part in the spiraling confluence of events which reached a crescendo of panic with the near collapse and rescue of the giant hedge fund, Long Term Capital Management.
        For diversified and developed economies, we do not believe the global business cycle has ended. To the contrary, we believe this business cycle may even be extended by the reaction to this global financial panic. While the U.S. and Europe have deep, broad economies, they cannot forever remain islands of prosperity as the global slow-down and liquidity contraction will likely reduce economic growth rates in the new year. In response to this threat of collapsing financial liquidity around the world, the dominant G-7 central banks have abandoned their twenty-year crusade against inflationary growth. We believe the effect of recent significant monetary easing and fiscal stimulus should prevent recessions in the major developed economies and provide significant stimulus for both the business cycle and real estate markets around the globe as we approach the next millennium.

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                                       -4-

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
Equity Fund
--------------------------------------------------------------------------------

                           GEOGRAPHICAL DISTRIBUTION*
                    [GEOGRAPHICAL DISTRIBUTION PIE GRAPH]

                              SECTOR DISTRIBUTION*
                        [SECTOR DISTRIBUTION PIE GRAPH]

TOP 10 HOLDINGS*

                                                     6.  IRSA Inversiones Y Representaciones SA
 1.  Societe du Louvre (France)              7.17%       (Argentina)                                   3.60%
 2.  U.S. Home Corp. (U.S.)                  5.05%   7.  Dundee Realty Corp. (Canada)                  3.32%
 3.  Alexander's, Inc. (U.S.)                4.98%   8.  European City Estates N.V. (Netherlands)      3.21%
     Societe des Immeubles de France
 4.  (France)                                4.83%   9.  Tachihi Enterprise Co., Ltd. (Japan)          2.82%
 5.  Prima Immobiliaria SA (Spain)           3.64%  10.  Thorkild Kristensen A/S (Denmark)             2.62%

* Portfolio composition subject to change.

Q. AT WHAT POINT ARE DIFFERENT COUNTRIES OR REGIONS IN TERMS OF THEIR BUSINESS CYCLES AND REAL ESTATE CYCLES?
A. As the world's major economic engine of growth, the U.S. is already seven years into the current business cycle and its real estate markets have fully recovered from the major recession in 1990. If we are correct in our reading of the world's financial situation, there could be another three or perhaps even five years of potential domestic economic expansion. This would be positive for U.S. real estate in that real estate typically outperforms many other sectors of the economy during the latter stages of the business cycle.
        The greatest real estate capital appreciation potential historically occurs during the recovery periods which mark the transition from recession to expansion. Regions and countries which offer such potential are most notably those in Southeast Asia. However, estimating demand for real estate based on the pace of recovery of different countries' business cycles must be combined with the potential for local real estate markets to absorb what in certain cities or sectors are staggering excesses of supply. As a result, the period of recuperation and then

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                                       -5-

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
Equity Fund
--------------------------------------------------------------------------------

   recovery of property values will vary significantly through the region.
        Japan is unique in that it is still recuperating from its bubble of excess liquidity during the 1980's. Japan suffers from a lack of domestic demand and inefficient mechanisms for distributing financial liquidity throughout the economy. Both Japan's banking system and corporate practices are reflecting stress from reluctantly restructuring its fiscal model. Thus, Japan remains mired in a seven-year economic decline. Though we remain hopeful that the current, massive economic stimulus package will begin to resuscitate the economy, the limited real estate supply situation in itself does not signal an imminent recovery without an upswing in demand.
        Europe, on the other hand, has been enjoying a real estate recovery for the last few years, despite prolonged high unemployment, as the expanding service sectors are driving wage growth and economic activity. For much of Continental Europe, rent levels and property prices are still below their prior cycle's peak. In many cities, the supply of new space is physically or economically constrained, vacancy rates remain low and demand appears to be stable if not growing. Both the business cycle and real estate values appear to have room to grow. London is a different story as rent levels and property values were spurred by a strong economy with significant financial liquidity. Rental levels and property values have already approached the prior cycle's peak and now are in retreat as new supply and falling demand are already evident. Scandinavian real estate markets can be fairly described as lying between both the U.K. and Continental Europe in cyclical terms. Australia and Canada have also enjoyed reasonably strong recoveries, albeit not quite to prior peak levels. Concern over potential slowing of their export-oriented economies have dimmed near term prospects for appreciation.
        While a reading of both the business cycle and the real estate cycle are fundamentally important to our investment program, these are not the only factors we look at. Alpine's emphasis is on acquiring shares in companies at either a significant discount to their underlying value or where significant growth is underestimated by the stock market. The Fund's recent investments in Southeast Asia, Canada and New Zealand fit the former criteria. We believe our investments in both Spain and the U.S. fit the latter criteria.

Q. WHAT ARE THE PROSPECTS FOR INVESTING IN REAL ESTATE SECURITIES AROUND THE WORLD OVER THE NEXT TWELVE MONTHS?
A. The most important factors influencing real estate performance, assuming supply and demand equilibrium, are economic growth and financial liquidity. Clearly, both will be limited during the first half of calendar 1999. Our reading of economic forecasts leads us to project GDP growth rates of between 1% and 2% for both the U.S. and Europe over the course of the next year. We believe Asian GDP will be flat to negative with similar economic prospects in store for Latin America. Depending on the level of international economic activity, 1% to 2% growth for Canada, Australia and New Zealand seems likely. In our view, much of the growth will come in the second half of the year.
        We believe most stock markets are currently pricing in prospects of limited growth and, in some countries, negative growth during the early part of 1999. Renewed economic growth and real estate strength in the second half might surprise some stock investors. We expect to see property shares moderately higher in both Europe and the U.S. Asian real estate has probably seen its downward adjustment come to an end for most sectors in Hong Kong,

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                                       -6-

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
Equity Fund
--------------------------------------------------------------------------------

   Singapore and the Philippines. However, recovery will take time. Continued deterioration in Thailand, Malaysia, South Korea, Indonesia and China is likely. Timing Japan's recovery remains a question mark. We anticipate that Argentina and Australia will remain relatively stable, and we continue to be positive on Canada and New Zealand where selective shares are undervalued. Brazil and Venezuela will need time for their property markets to stabilize.

Q. ASIDE FROM UNDERVALUATION AND CYCLICAL RECOVERY, WHAT OTHER COMPELLING REASONS ARE THERE FOR INVESTING IN REAL ESTATE STOCKS NOW?
A. It's worth noting that inflation, as measured by CPI, is generally below 2% throughout much of the world despite the fact that most economies have relatively high employment rates, due to the deflationary impact of weak economies in Southeast Asia. Given our projection for modest economic growth with low inflation and strong employment patterns, it is not surprising that INTEREST RATES HAVE CONTINUED TO FALL TO LEVELS NOT SEEN FOR THIRTY YEARS! As of October 31, the yields on 10-year government bonds in most major countries were between 4.00% to 4.50%, with only Canada and Australia running higher at 4.86% and 4.75%, respectively. Japan at 1.26% was at the other end. The positive yield curve in most countries suggests that monetary easing will continue. For example, the positive spread between 1-year and 10-year treasury bonds of 60 to 100 basis points, is consistent throughout Europe. The lone exception with a negative yield curve is the U.K., although they've subsequently begun to lower bank lending rates. As of October 31, the interest rates in developed countries were at least 60 and typically, 100 to 200 basis points lower than they were one year ago.
        In comparison with long term interest rates of 4.00% to 4.50% RELATIVE INITIAL INVESTMENT YIELDS ON MOST COMMERCIAL REAL ESTATE INVESTMENTS HAVE NOT BEEN THIS ATTRACTIVE FOR TWENTY TO THIRTY YEARS! Positive acquisition spreads of 100 to 200 basis points on prime office and retail properties offer risk premiums which more than compensate for today's more expensive capital. Potential positive spreads of 300 to 500 basis points on secondary properties are also unusually high. Such risk-adjusted returns may prove compelling enough to lure increasing amounts of both entrepreneurial and institutional capital to invest in property. Additional investment may drive valuations higher if the prospect of economic stability also becomes more apparent during the new year.
        If capital does flow into real estate and values begin to rise, so should the prices of real estate securities. However, if the share prices of real estate securities remain relatively depressed, this could create a wave of merger and acquisition activity, as entrepreneurs seek to capitalize on potentially undervalued companies and assets.
        Another appeal for real estate securities investors are the high dividend yields derived from owning property. As of October 31, 1998 Alpine Management & Research determined that Real Estate Investment Trusts (REITs) had an aggregate average dividend yield of 7.8%, a rarely seen premium of 300 basis points over ten-year treasuries. Indeed, dividend yields on REITs range from 4% to 12%, as do the yields of Australian Property Trusts and Canadian REITs. Property shares in New Zealand yield between 5% and 10% while Hong Kong real estate shares provide dividend yields of 3% to 10%. Other Asian property shares offer lower dividend payout ratios and thus yield between 1% and 3%, which even by Japanese standards is still attractive relative to a 1.86% yield on 10-year treasuries. Major European property shares currently yield between 3% and 8% in Belgium, France, the Netherlands and England. Historically, yields in Sweden and Germany are slightly lower, while in Spain much more so.
--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
Equity Fund
--------------------------------------------------------------------------------

        Based on both my experience (dating back to 1985) and my analysis of historical periods (back to the early 1970's) I believe we are entering a unique period where both real estate yields and property share dividend yields either match or often surpass the income from long-term government securities. This unprecedented premium income yield relative to treasury securities further enhances the appeal of real estate as an attractive alternative vehicle for a broad spectrum of investors.
        Given our world view that economic growth will remain positive for most of the world's major economies, we believe there is a distinct possibility that some of the countries currently experiencing recession may recover next year, while the essential demand drivers for real estate should remain intact in the U.S. and Europe. We appear to be at a favorable point in both the real estate cycle and business cycle as many countries are benefiting from their government's stimulative fiscal and monetary policies. When these factors are combined with today's relatively low share prices and historically large yield spreads for both real estate and real estate securities, it appears to us at Alpine that this is an opportunistic time to invest in real estate securities throughout the world. We will continue to draw upon our experience and network of contacts to select the areas of greatest opportunity for both the recovery of property prices and the growth of unseen values.

          Sincerely,

           /s/ Samuel A. Lieber
           Samuel A. Lieber
           Portfolio Manager

This report is authorized for distribution only when preceded or accompanied by a Prospectus.
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                                       -8-

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
  ALPINE EQUITY TRUST

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Alpine International Real Estate Equity Fund of the Alpine Equity Trust at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for the years presented and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Alpine Equity Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

December 8, 1998
Columbus, Ohio

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 1998

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS -- (97.3%)
Argentina -- (3.6%)
   281,313   IRSA Inversiones y
               Representaciones SA.........  $   723,190
    21,268   IRSA Inversiones y
               Representaciones SA, GDR....      550,310
                                             -----------
                                               1,273,500
                                             -----------
Canada -- (9.1%)
    55,700   Bentall Corp..................      504,085
    91,500   Canadian Hotel Income
               Properties REIT.............      482,057
    24,697   Concord Pacific Group, Inc.
               (b).........................       11,175
   983,000   Dundee Realty Corp. (b).......    1,143,790
   322,000   Gentra, Inc. (b)..............      551,597
 1,124,500   Royop Properties Corp. (b)....      537,912
                                             -----------
                                               3,230,616
                                             -----------
Denmark -- (2.5%)
    10,156   Thorkild Kristensen A/S.......      903,339
                                             -----------
Finland -- (0.9%)
    50,000   Sponda Oyj (b)................      332,447
                                             -----------
France -- (11.6%)
    20,000   Societe des Immeubles de
               France......................    1,662,805
    33,078   Societe Du Louvre.............    2,470,340
                                             -----------
                                               4,133,145
                                             -----------
Germany -- (2.1%)
    29,871   Kampa-Haus AG.................      770,142
                                             -----------
Hong Kong -- (6.1%)
   270,000   Harbour Centre Development....      140,302
   420,000   Hongkong Land Holdings,
               Ltd.........................      596,400
 1,290,400   HKR International, Ltd........      728,846
 5,000,000   Midland Realty Holdings,
               Ltd.........................      703,607
                                             -----------
                                               2,169,155
                                             -----------
Japan -- (6.2%)
   190,000   Diamond City Co., Ltd.........      652,212
    22,000   Heiwa Real Estate Co., Ltd....       67,967
   146,410   Kansai Sekiwa Real Estate Co.,
               Ltd.........................      464,887
     4,400   Meiwa Estate (b)..............       41,536
    46,000   Tachihi Enterprise Co.,
               Ltd.........................      973,083
                                             -----------
                                               2,199,685
                                             -----------
Mexico -- (1.4%)
    70,000   Grupo Posadas SA, Class A
               (b).........................       26,278
 1,315,000   Grupo Posadas SA, Class L
               (b).........................      480,652
                                             -----------
                                                 506,930
                                             -----------

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Netherlands -- (3.1%)
    90,500   European City Estates N.V.....  $ 1,104,795
                                             -----------
New Zealand -- (1.7%)
 2,854,145   Kiwi Development Trust........      498,640
   720,900   Trans Tasman Properties,
               Ltd.........................      125,946
                                             -----------
                                                 624,586
                                             -----------
Norway -- (1.9%)
   133,000   Choice Hotels Scandinavia
               ASA.........................      173,196
    39,200   Steen & Strom Invest ASA......      505,154
                                             -----------
                                                 678,350
                                             -----------
Philippines -- (3.6%)
 1,500,000   Ayala Corp....................      381,052
 1,901,000   Ayala Land, Inc...............      577,148
13,625,000   SM Development Corp...........      320,796
                                             -----------
                                               1,278,996
                                             -----------
Singapore -- (5.4%)
   415,000   DBS Land, Ltd.................      468,975
   800,000   Marco Polo Developments,
               Ltd.........................      761,563
   300,000   Singapore Land, Ltd...........      696,461
                                             -----------
                                               1,926,999
                                             -----------
Spain -- (9.9%)
    50,355   Inmobilaria Ubris SA (b)......      677,986
     7,053   Melia Inversiones Americanas,
               N.V. (b)....................      191,424
   150,000   Prima Immobiliaria SA (b).....    1,254,289
   169,993   Sotogrande SA (b).............      515,584
    70,000   Vallehermoso SA...............      863,121
                                             -----------
                                               3,502,404
                                             -----------
Sweden -- (2.1%)
    83,900   Castellum AB..................      740,591
                                             -----------
Thailand -- (1.2%)
   105,000   Central Pattana Public Co.,
               Ltd. (b)....................       32,148
   178,600   Dusit Thani Public Co., Ltd.
               (b).........................      155,541
   400,000   Saha Pathana Inter-Holding
               Public Co., Ltd. (b)........      185,066
   195,000   Sammakorn Public Co., Ltd.
               (b).........................       48,824
                                             -----------
                                                 421,579
                                             -----------
United Kingdom -- (3.6%)
   350,000   Greycoat PLC..................      805,950
 1,200,000   Hemingway Properties PLC......      497,387
                                             -----------
                                               1,303,337
                                             -----------

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 1998

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
                   United States -- (20.3%)
    22,900   Alexander's, Inc. (b).........  $ 1,716,069
    33,000   Crossmann Communities,
               Inc. (b)....................      750,750
    48,725   D.R. Horton, Inc..............      773,509
    30,000   FelCor Suite Hotels, Inc......      706,875
    15,000   Lennar Corp...................      303,750
    50,000   MeriStar Hotels & Resorts,
               Inc. (b)....................      118,750
     3,000   Servico, Inc. (b).............       14,625
    92,100   Sunstone Hotel Investors,
               Inc.........................      834,656
   148,700   The Presley Companies (b).....       74,350
     6,400   Toll Brothers, Inc. (b).......      148,400
    55,000   U.S. Home Corp. (b)...........    1,739,375
                                             -----------
                                               7,181,109
                                             -----------
     6,900   Miscellaneous Securities
               (1.0%)......................      163,784
                                             -----------
             Total Common Stocks
               (Cost $37,110,896)..........   34,445,489
                                             -----------

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
             Total Investments
               (Cost $37,110,896)
               (a)................... 97.3%  $34,445,489
             Other assets in excess of
               liabilities...........  2.7%      964,777
                                       ----   ----------
             TOTAL NET ASSETS........100.0%  $35,410,266
                                       ----   ----------
                                       ----   ----------

---------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $1,940. Cost for federal income tax purposes differs from market value by net unrealized depreciation of securities as follows:

        Unrealized appreciation...................  $ 6,196,959
        Unrealized depreciation...................   (8,864,306)
                                                    -----------
        Net unrealized appreciation...............  $(2,667,347)
                                                    ===========

(b) Non income producing security.

GDR -- Global Depository Receipts
REIT -- Real Estate Investment Trust

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1998

ASSETS:
  Investments at value (identified cost, $37,110,896).......  $34,445,489
  Receivable for investment securities sold.................    2,274,073
  Receivable for capital shares issued......................          356
  Interest and dividends receivable.........................       69,587
  Reclaim receivable........................................       43,826
  Prepaid expenses and other assets.........................        7,723
                                                              -----------
    Total assets............................................   36,841,054
                                                              -----------
LIABILITIES:
  Cash overdrafts...........................................        6,573
  Foreign currency overdrafts (Cost, $167,933)..............      172,797
  Payable for investment securities purchased...............    1,149,315
  Payable for capital shares redeemed.......................        2,445
  Accrued expenses and other liabilities:
    Investment advisory fees................................       26,768
    Administration fees.....................................          870
    Distribution fees-B Class...............................          143
    Distribution fees-C Class...............................           96
    Shareholder servicing fees-A Class......................           70
    Shareholder servicing fees-B Class......................           48
    Shareholder servicing fees-C Class......................           32
    Custodian fees..........................................        2,492
    Legal fees..............................................       10,973
    Audit fees..............................................       22,500
    Transfer agent fees.....................................        4,275
    Trustee fees............................................          697
    Printing fees...........................................       27,324
    Other...................................................        3,370
                                                              -----------
    Total liabilities.......................................    1,430,788
                                                              -----------
NET ASSETS..................................................  $35,410,266
                                                              ===========
NET ASSETS REPRESENTED BY
  Capital stock, at par value...............................  $       273
  Additional paid-in-capital................................   40,333,506
  Undistributed (distributions in excess of) net investment
    income..................................................     (147,129)
  Accumulated undistributed net realized gains (losses) from
    investment transactions.................................   (2,108,820)
  Unrealized appreciation (depreciation) from investments
    and foreign currency transactions.......................   (2,667,564)
                                                              -----------
    TOTAL NET ASSETS........................................  $35,410,266
                                                              ===========
NET ASSETS VALUE
  Y Class shares
    Net assets of $34,645,921 / 2,673,194 shares
     outstanding............................................  $     12.96
                                                              ===========
  A Class shares
    Net assets of $363,499 / 28,177 shares outstanding......  $     12.90
                                                              ===========
    Offering price (based on sales load of 4.75%)...........  $     13.54
                                                              ===========
  B Class shares*
    Net assets of $246,009 / 19,568 shares outstanding......  $     12.57
                                                              ===========
  C Class shares*
    Net assets of $154,837 / 12,324 shares outstanding......  $     12.56
                                                              ===========

* Redemption price per share varies based on length of time shares are held (Note 5)

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME:
  Interest............................................................   $    8,304
  Dividends (net of foreign withholding taxes of $77,973).............      683,306
                                                                         ----------
     Total income.....................................................      691,610
                                                                         ----------
EXPENSES:
  Investment advisory fees..................................  $379,071
  Administration fees.......................................    43,587
  Transfer agent fees.......................................    58,391
  Distribution fees-B Class.................................     1,854
  Distribution fees-C Class.................................     1,259
  Shareholder Servicing Fee-A Class.........................     1,123
  Shareholder Servicing Fee-B Class.........................       618
  Shareholder Servicing Fee-C Class.........................       420
  Custodian fees............................................    45,856
  Legal fees................................................     9,664
  Audit fees................................................    28,261
  Trustees' fees and expenses...............................     6,019
  Registration and filing fees..............................    63,969
  Printing fees.............................................    24,448
  Other.....................................................    16,459
                                                              --------
Net expenses..........................................................      680,999
                                                                         ----------
Net Investment Income.................................................       10,611
                                                                         ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gains from investment transactions.....................    2,861,418
  Net realized gains from foreign currency transactions...............        8,161
  Net change in unrealized (depreciation) from investments............   (2,720,903)
  Net change in unrealized appreciation from foreign currency.........       17,137
                                                                         ----------
Net realized/unrealized gains from investments........................      165,813
                                                                         ----------
Change in net assets resulting from operations........................   $  176,424
                                                                         ==========

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED         YEAR ENDED
                                                              OCTOBER 31, 1998   OCTOBER 31, 1997
                                                              ----------------   ----------------
OPERATIONS:
  Net investment income.....................................    $    10,611        $   (90,765)
  Net realized gains from investment and foreign
     transactions...........................................      2,869,579          1,941,129
  Net change in unrealized appreciation (depreciation) from
     investments and foreign currency transactions..........     (2,703,766)           302,113
                                                                -----------        -----------
     Change in net assets resulting from operations.........        176,424          2,152,477
                                                                -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
     A Class................................................             --                 --
     B Class................................................             --                 --
     C Class................................................             --                 --
     Y Class................................................             --            (76,344)
                                                                -----------        -----------
     Total distributions to shareholders....................             --            (76,344)
                                                                -----------        -----------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
  Proceeds for shares sold..................................     10,972,286          1,779,852
  Payments for shares redeemed..............................    (11,629,044)       (16,374,343)
  Dividends reinvested......................................             --             43,582
                                                                -----------        -----------
     Net (decrease) in net assets resulting from shares of
       beneficial interest transactions.....................       (656,758)       (14,550,909)
                                                                -----------        -----------
     Total (decrease) in net assets.........................       (480,334)       (12,474,776)
                                                                -----------        -----------
NET ASSETS:
  Beginning of year.........................................     35,890,600         48,365,376
                                                                -----------        -----------
  End of year...............................................    $35,410,266        $35,890,600
                                                                ===========        ===========
Undistributed (accumulated distributions in excess of) net
  investment income.........................................    $  (147,129)       $   (18,581)
                                                                ===========        ===========

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN GLOBAL REAL ESTATE EQUITY FUND)

                         NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION:

     Alpine International Real Estate Equity Fund, formerly Evergreen Global Real Estate Equity Fund, the ("Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a separate series of the Alpine Equity Trust, formerly the Evergreen Equity Trust, a Massachusetts business trust organized in 1988.

     The Fund offers A Class, B Class, C Class and Y Class shares. A Class shares are sold with a maximum front-end sales charge of 4.75%. B Class and C Class shares are sold without a front-end sales charge, but pay higher ongoing distribution fees than A Class. B Class shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. C Class shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. B Class shares purchased after January 1, 1997 will automatically convert to A Class shares after seven years. B Class shares purchased prior to January 1, 1997 retain their existing conversion rights. Y Class shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Y Class shares are sold only to certain institutional or individual investors who do not receive services of financial intermediaries that offer shares of the Fund.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

     A. VALUATION OF SECURITIES:

     The Fund values securities traded on a national securities exchange or included on the NASDAQ National Market System ("NASDAQ") at the last reported sales price on the exchange where primarily traded. The Fund values securities traded on an exchange or NASDAQ for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. Securities for which market quotations are not available, including restricted securities, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

     B. REPURCHASE AGREEMENTS:

     The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. Repurchase agreements are considered to be loans under the 1940 act.

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN GLOBAL REAL ESTATE EQUITY FUND)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

     C. FOREIGN CURRENCY:

     The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books on the Fund and the amounts that are actually received and are included in realized gain (loss) on foreign currency related transactions. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency related transactions.

     D. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued as applicable.

     E. FEDERAL TAXES:

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company income and net realized capital gains to shareholders. Therefore, no federal income tax provision is required. (Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Fund will file for claims on foreign taxes withheld.)

     F. DIVIDENDS AND DISTRIBUTIONS:

     The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN GLOBAL REAL ESTATE EQUITY FUND)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

     Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

     As of October 31, 1998, the following reclassification have been made to increase (decrease) such accounts.

                                             ACCUMULATED
                                            UNDISTRIBUTED
                                          (DISTRIBUTIONS IN         ACCUMULATED UNDISTRIBUTED NET
                                            EXCESS OF) NET             REALIZED GAINS (LOSSES)
                                      INVESTMENT INCOME (LOSSES)    FROM INVESTMENT TRANSACTIONS
                                      --------------------------    -----------------------------
International Real Estate Equity
  Fund..............................          $(139,159)                      $139,159

     G. CLASS ALLOCATIONS:

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN GLOBAL REAL ESTATE EQUITY FUND)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

3.   CAPITAL SHARE TRANSACTIONS:

     The Fund has an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Fund were as follows:

                                          YEAR ENDED                   YEAR ENDED
                                       OCTOBER 31, 1998             OCTOBER 31, 1997
                                   ------------------------    --------------------------
                                    SHARES        AMOUNT         SHARES         AMOUNT
                                   --------    ------------    ----------    ------------
A CLASS
Shares sold......................    83,001    $  1,177,240        40,811    $    505,405
Shares redeemed..................   (80,825)     (1,131,032)      (73,533)       (893,699)
                                   --------    ------------    ----------    ------------
Net increase/decrease............     2,176          46,208       (32,722)       (388,294)
                                   --------    ------------    ----------    ------------
B CLASS
Shares sold......................    13,606         190,234        14,681         182,292
Shares redeemed..................   (10,848)       (149,239)       (8,946)       (109,808)
                                   --------    ------------    ----------    ------------
Net increase/decrease............     2,758          40,995         5,735          72,484
                                   --------    ------------    ----------    ------------
C CLASS
Shares sold......................    17,119         232,674         8,782         109,223
Shares redeemed..................   (13,173)       (171,623)       (1,080)        (13,742)
                                   --------    ------------    ----------    ------------
Net increase/decrease............     3,946          61,051         7,702          95,481
                                   --------    ------------    ----------    ------------
Y CLASS
Shares sold......................   683,226       9,372,138        79,254         982,932
Shares redeemed..................  (725,879)    (10,177,150)   (1,226,663)    (15,357,094)
Shares issued in reinvestment of
  distributions..................        --              --         3,475          43,582
                                   --------    ------------    ----------    ------------
Net increase/decrease............   (42,653)       (805,012)   (1,143,934)    (14,330,580)
                                   --------    ------------    ----------    ------------
Total Net increase/decrease......   (33,773)   $   (656,758)   (1,163,219)   $(14,550,909)
                                   --------    ------------    ----------    ------------

4.   SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds from sales of investment securities, excluding securities sold short and short-term investments, were $30,448,274 and $31,890,906, respectively, for the year ended October 31, 1998.

5.   DISTRIBUTION PLANS:

     BISYS Fund Services L.P. ("BISYS L.P."), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") serves as principal underwriter to the Fund.

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN GLOBAL REAL ESTATE EQUITY FUND)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

     The Fund has adopted Distribution Plans for each class of shares, except Y Class shares, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund. Pursuant to the Distribution plans, each class, except Y Class, currently pays a service fee equal to 0.25% of the average daily net assets of the class. B Class and C Class also presently pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan fees are calculated daily and paid monthly.

     During the year ended October 31, 1998, amounts paid to BISYS L.P. and its predecessor pursuant to the Fund's A Class, B Class and C Class Distribution Plans were $1,123, $2,472 and $1,679, respectively.

     Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

     A Class shares are subject to a 4.75% sales charge at the time of purchase. B Class shares are subject to a Contingent Deferred Sales Charge (CDSC) on redemptions of shares made within six years of purchase. The applicable CDSC is equal to a percentage of the lesser of the net asset value per share (NAV) at the date of the original purchase or at the date of redemption, according to the following chart:

                     YEAR OF REDEMPTION                       CDSC
                     ------------------                       ----
First.......................................................   5%
Second......................................................   4
Third.......................................................   3
Fourth......................................................   3
Fifth.......................................................   2
Sixth.......................................................   1

     C Class shares are subject to a 1% CDSC on shares redeemed during the first year after purchase.

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS:

     Effective February 23, 1998, the Fund entered into an investment advisory agreement with Alpine Management & Research LLC ("Alpine"). Alpine is a newly formed Delaware limited liability company organized for the purpose of providing investment advisory and management services to investment companies and other advisory clients. Prior to February 23, 1998, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union National Bank ("First Union"), served as investment advisor to the Fund. Pursuant to each investment advisor's agreement with the Fund, Alpine and Evergreen Asset were entitled to an annual fee based on the Fund's average daily net assets, in accordance with the following schedule:

First $750 million..........................................    1.00%
Next $250 million...........................................    0.90%
Over $1 billion.............................................    0.80%

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN GLOBAL REAL ESTATE EQUITY FUND)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

     For the period from February 23, 1998 through October 31, 1998, Alpine was paid $259,733 for its services. For the period November 1, 1997 through February 22, 1998, Evergreen Asset was paid $119,338 for its services.

     Evergreen Investment Services, Inc. ("EIS"), formerly Evergreen Keystone Investment Services, Inc, a subsidiary of First Union, served as administrator for the Fund and State Street Bank and Trust Company, served as the transfer and dividend disbursing agent for the Fund from November 1, 1997 to April 27, 1998. Effective April 27, 1998, BISYS Fund Services L.P. ("BISYS L.P.") became the Fund's Principal Underwriter and Distributor. BISYS Fund Services Ohio, Inc. became the Fund's Administrator and BISYS Fund Services, Inc. ("BISYS") became the Fund's Fund Accountant, Transfer Agent and Dividend Disbursing Agent. In addition, effective April 27, 1998, Investors Fiduciary Trust Company ("IFTC") became the Fund's custodian. In return for these serves, BISYS L.P. and BISYS will earn an annual fee amounting to 0.23% of the Fund's average daily net assets and IFTC will earn an annual fee amounting to 0.095% of the Fund's average daily net assets. The Distribution fees incurred by the Fund under its Distribution Plans will not be affected by the change in service provider.

     Prior to February 23, 1998, Lieber & Company, an affiliate of First Union, was the investment sub-advisor to the Fund and also provided brokerage services with respect to substantially all security transactions of the Fund effected on the New York or American Stock Exchanges. For the period November 1, 1997 through February 22, 1998, the Fund incurred $ 30,035 in brokerage commissions with Lieber & Company. Lieber & Company was reimbursed by Evergreen Asset, at no additional expense to the Fund, for its cost of providing investment advisory services.

     Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

7.   EXPENSE OFFSET ARRANGEMENT:

     The Fund has entered into an expense offset arrangement with its custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

8.   CONCENTRATION OF CREDIT RISK:

     The Fund invests a substantial portion of its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Fund may be more affected by economic developments in the real estate industry than would a general equity fund.

9.   SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED):

     A special meeting of shareholders of the Fund was held on February 23, 1998 to consider a number of proposals. On January 12, 1998, the record date for the meeting, the Fund had 2,808,677 shares outstanding, of which 1,863,557 were represented at the meeting. The votes recorded at the meeting, by proposal, were as follows:

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN GLOBAL REAL ESTATE EQUITY FUND)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

PROPOSAL 1 -- APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND
              AND ALPINE MANAGEMENT & RESEARCH LLC:

Voted "For".................................................  1,818,899
Voted "Against".............................................     32,475
Voted "Abstain".............................................     12,183

PROPOSAL 2 -- ELECTION OF TRUSTEES:

                                                  VOTED         VOTED           VOTED
                                                  "FOR"       "AGAINST"      "ABSTAINED"
                                                ---------    -----------    -------------
Laurence B. Ashkin............................  1,838,919      18,403           6,235
Foster Bam....................................  1,837,927      19,395           6,235
Samuel A Lieber...............................  1,840,137      17,185           6,235
H. Guy Leibler................................  1,838,969      18,353           6,235

PROPOSAL 3 -- CHANGES IN INVESTMENT POLICIES AND RESTRICTIONS:

Proposal 3.B.(1) -- Concentration of investments
     Voted "For"............................................  1,804,475
     Voted "Against"........................................     44,951
     Voted "Abstain"........................................     14,131
Proposal 3.B.(2) -- Borrowings
     Voted "For"............................................  1,804,526
     Voted "Against"........................................     44,900
     Voted "Abstain"........................................     14,131
Proposal 3.B.(3) -- Pledging Assets
     Voted "For"............................................  1,804,059
     Voted "Against"........................................     45,367
     Voted "Abstain"........................................     14,131
Proposal 3.B.(4) -- Short Sales
     Voted "For"............................................  1,804,747
     Voted "Against"........................................     44,679
     Voted "Abstain"........................................     14,131
Proposal 3.B.(5) -- Loans
     Voted "For"............................................  1,804,475
     Voted "Against"........................................     44,951
     Voted "Abstain"........................................     14,131
Proposal 3.B.(6) -- Investment in securities of Non-U.S.
  issuers
     Voted "For"............................................  1,804,747
     Voted "Against"........................................     44,679
     Voted "Abstain"........................................     14,131

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN GLOBAL REAL ESTATE EQUITY FUND)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

Proposal 3.B.(7) -- Options
     Voted "For"............................................  1,804,747
     Voted "Against"........................................     44,679
     Voted "Abstain"........................................     14,131
Proposal 3.B.(8) -- Restriction on diversification of
  investments
     Voted "For"............................................  1,804,747
     Voted "Against"........................................     44,679
     Voted "Abstain"........................................     14,131
Proposal 3.B.(9) -- Investments in securities of unseasoned
  issuers
     Voted "For"............................................  1,804,747
     Voted "Against"........................................     44,679
     Voted "Abstain"........................................     14,131
Proposal 3.B.(10) -- Restriction limiting the purchase of
  warrants
     Voted "For"............................................  1,804,747
     Voted "Against"........................................     44,679
     Voted "Abstain"........................................     14,131
Proposal 3.B.(11) -- Restriction on purchase of securities
  of related parties entities
     Voted "For"............................................  1,804,747
     Voted "Against"........................................     44,679
     Voted "Abstain"........................................     14,131
Proposal 3.B.(12) -- Commodities
     Voted "For"............................................  1,804,398
     Voted "Against"........................................     45,028
     Voted "Abstain"........................................     14,131

10. FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     CAPITAL LOSS CARRYFORWARD

     At October 31, 1998, the Fund had net capital loss carryforwards in the amount of $2,106,880 which will be available through October 31, 2003, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                         PERIOD ENDED
                                                   YEAR ENDED OCTOBER 31,               SEPTEMBER 30,
                                         -------------------------------------------    --------------
                                          1998      1997(a)    1996(a)    1995(a)(b)      1995(a)(c)
                                         -------    -------    -------    ----------    --------------
A CLASS SHARES
NET ASSET VALUE BEGINNING OF YEAR....    $ 12.94    $12.28     $11.58       $12.12          $11.46
                                         -------    ------     ------       ------          ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss).......      (0.05)    (0.06)      0.06        (0.01)           0.07
  Net realized and unrealized gain
     (loss) from investments.........       0.01      0.72       0.64        (0.53)           0.59
                                         -------    ------     ------       ------          ------
  Total from investment operations...      (0.04)     0.66       0.70        (0.54)           0.66
                                         -------    ------     ------       ------          ------
NET ASSET VALUE END OF YEAR..........    $ 12.90    $12.94     $12.28       $11.58          $12.12
                                         -------    ------     ------       ------          ------
TOTAL RETURN (EXCLUDES SALES
  CHARGES)...........................      (0.31)%     5.40%     6.00%       (4.50)%(g)       5.80%(g)
ANNUALIZED RATIOS / SUPPLEMENTARY
  DATA:
  Net assets at end of period
     (000)...........................    $   363    $  336     $  721       $   74          $   66
  Ratio of expenses to average net
     assets..........................       2.04%     2.10%      1.79%        1.73%(f)        1.61%(f)
  Ratio of interest expense to
     average net assets..............        N/A      0.03%      0.03%        0.03%(f)        0.01%(f)
  Ratio of net investment income
     (loss) to average net assets....      (0.26)%   (0.47)%     0.40%      (1.26)%(f)        0.98%(f)
  Ratio of expenses to average net
     assets(d).......................       2.04%     2.19%      2.97%       46.90%(f)       21.59%(f)
  Ratio of expenses to average net
     assets(e).......................        N/A      2.10%       N/A          N/A             N/A
  Portfolio Turnover(h)..............         82%       44%        25%           1%             28%

---------

(a)    Net investment income is based on average shares outstanding during the period.
(b)    The Fund changed its year end from September 30 to October 31, effective October 31, 1995.
(c)    For the period from February 10, 1995 (commencement of class operations) to September 30, 1995.
(d)    During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.
(e)    During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.
(f)    Annualized.
(g)    Not annualized.
(h)    Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                         PERIOD ENDED
                                                   YEAR ENDED OCTOBER 31,               SEPTEMBER 30,
                                         -------------------------------------------    --------------
                                          1998      1997(a)    1996(a)    1995(a)(b)      1995(a)(c)
                                         -------    -------    -------    ----------    --------------
B CLASS SHARES
NET ASSET VALUE BEGINNING OF YEAR....    $ 12.69    $12.14     $11.53       $12.08          $11.44
                                         -------    ------     ------       ------          ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss).......      (0.10)    (0.15)     (0.13)       (0.02)           0.08
  Net realized and unrealized gain
     (loss) from investments.........      (0.02)     0.70       0.74        (0.53)           0.56
                                         -------    ------     ------       ------          ------
  Total from investment operations...      (0.12)     0.55       0.61        (0.55)           0.64
                                         -------    ------     ------       ------          ------
NET ASSET VALUE END OF YEAR..........    $ 12.57    $12.69     $12.14       $11.53          $12.08
                                         -------    ------     ------       ------          ------
TOTAL RETURN (EXCLUDES SALES
  CHARGES)...........................      (0.95)%     4.50%     5.30%       (4.60)%(g)       5.60%(g)
ANNUALIZED RATIOS / SUPPLEMENTARY
  DATA:
  Net assets at end of period
     (000)...........................    $   246    $  213     $  134       $  100          $  128
  Ratio of expenses to average net
     assets..........................       2.80%     2.82%      2.56%        2.44%(f)        2.42%(f)
  Ratio of interest expense to
     average net assets..............        N/A      0.03%      0.03%        0.03%(f)        0.03%(f)
  Ratio of net investment income
     (loss) to average net assets....      (0.95)%   (1.23)%    (1.03)%      (1.98)%(f)      (1.38)%(f)
  Ratio of expenses to average net
     assets(d).......................       2.80%     2.90%     14.45%       31.39%(f)       82.74%(f)
  Ratio of expenses to average net
     assets(e).......................        N/A      2.81%       N/A          N/A             N/A
  Portfolio Turnover(h)..............         82%       44%        25%           1%             28%

---------

(a)  Net investment income is based on average shares outstanding during the period.
(b)  The Fund changed its year end from September 30 to October 31, effective October 31, 1995.
(c)  For the period from February 8, 1995 (commencement of class operations) to September 30, 1995.
(d)  During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.
(e)  During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.
(f)  Annualized.
(g)  Not annualized.
(h)  Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                        PERIOD ENDED
                                                  YEAR ENDED OCTOBER 31,               SEPTEMBER 30,
                                        -------------------------------------------    --------------
                                         1998      1997(a)    1996(a)    1995(a)(b)      1995(a)(c)
                                        -------    -------    -------    ----------    --------------
C CLASS SHARES
NET ASSET VALUE BEGINNING OF YEAR...    $ 12.70    $12.14     $ 11.53      $12.08          $11.43
                                        -------    ------     -------      ------          ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)......      (0.08)    (0.14)      (0.13)      (0.02)           0.06
  Net realized and unrealized gain
     (loss) from investments........      (0.06)     0.70        0.74       (0.53)           0.59
                                        -------    ------     -------      ------          ------
  Total from investment
     operations.....................      (0.14)     0.56        0.61       (0.55)           0.65
                                        -------    ------     -------      ------          ------
NET ASSET VALUE END OF YEAR.........    $ 12.56    $12.70     $ 12.14      $11.53          $12.08
                                        -------    ------     -------      ------          ------
TOTAL RETURN (EXCLUDES SALES
  CHARGES)..........................      (1.10)%     4.60%      5.30%      (4.60)%(g)       5.70%(g)
ANNUALIZED RATIOS / SUPPLEMENTARY
  DATA:
  Net assets at end of period
     (000)..........................    $   155    $  106     $     8      $    4          $    7
  Ratio of expenses to average net
     assets.........................       2.83%     2.83%       2.54%       2.37%(f)        1.54%(f)
  Ratio of interest expense to
     average net assets.............        N/A      0.03%       0.03%       0.02%(f)        0.01%(f)
  Ratio of net investment income
     (loss) to average net assets...      (0.82)%   (1.15)%     (1.06)%     (1.94)%(f)       0.86%(f)
  Ratio of expenses to average net
     assets(d)......................       2.83%     2.91%     118.64%     570.26%(f)      269.60%(f)
  Ratio of expenses to average net
     assets(e)......................        N/A      2.83%        N/A         N/A             N/A
  Portfolio Turnover(h).............         82%       44%         25%          1%             28%

---------

(a)  Net investment income is based on average shares outstanding during the period.
(b)  The Fund changed its year end from September 30 to October 31, effective October 31, 1995.
(c)  For the period from February 9, 1995 (commencement of class operations) to September 30, 1995.
(d)  During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.
(e)  During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.
(f)  Annualized.
(g)  Not annualized.
(h)  Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      YEAR ENDED      YEAR ENDED
                                                  YEAR ENDED OCTOBER 31,             SEPTEMBER 30,   SEPTEMBER 30,
                                         ----------------------------------------    -------------   -------------
                                          1998     1997(a)   1996(a)   1995(a)(b)       1995(a)       1994(a)(c)
                                         -------   -------   -------   ----------    -------------   -------------
Y CLASS SHARES
NET ASSET VALUE
  BEGINNING OF YEAR....................  $ 12.97   $ 12.31   $ 11.59    $ 12.13         $ 13.81        $  14.75
                                         -------   -------   -------    -------         -------        --------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss).........     0.01     (0.03)     0.01      (0.01)           0.11            0.07
  Net realized and unrealized gain
    (loss) from investments............    (0.02)     0.71      0.71      (0.53)          (1.17)          (1.01)
                                         -------   -------   -------    -------         -------        --------
  Total from investment operations.....    (0.01)     0.68      0.72      (0.54)          (1.06)          (0.94)
                                         -------   -------   -------    -------         -------        --------
LESS DISTRIBUTIONS
  From net investment income...........       --     (0.02)       --         --           (0.10)             --
  From net realized gain from
    investments........................       --        --        --         --           (0.52)             --
                                         -------   -------   -------    -------         -------        --------
  Total distributions..................       --     (0.02)       --         --           (0.62)             --
                                         -------   -------   -------    -------         -------        --------
NET ASSET VALUE END OF YEAR............  $ 12.96   $ 12.97   $ 12.31    $ 11.59         $ 12.13        $  13.81
                                         -------   -------   -------    -------         -------        --------
TOTAL RETURN...........................   (0.08)%     5.50%     6.20%     (4.50)%         (7.70)%         (6.40)%
ANNUALIZED RATIOS / SUPPLEMENTARY DATA:
Net Assets at end of period (000)......  $34,646   $35,234   $47,502    $61,418         $67,645        $132,294
Ratio of expenses to average net
  assets...............................     1.78%     1.82%     1.62%      1.62%           1.54%           1.46%(f)
Ratio of interest expense to average
  net assets...........................      N/A      0.03%     0.03%      0.03%           0.05%           0.08%(f)
Ratio of net investment income (loss)
  to average net assets................     0.04%    (0.21)%    0.11%     (1.14)%          0.92%           0.56%(f)
Ratio of expenses to average net assets
  (d)..................................     1.78%     1.90%     1.67%       N/A             N/A             N/A
Ratio of expenses to average net assets
  (e)..................................      N/A      1.82%      N/A        N/A             N/A             N/A
Portfolio Turnover(h)..................       82%       44%       25%         1%             28%             63%

---------

(a)  Net investment income is based on average shares outstanding during the period.
(b)  The Fund changed its year end from September 30 to October 31, effective October 31, 1995.
(c)  The Fund changed its year end from December 31 to September 30, effective September 30, 1994.
(d)  During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.
(e)  During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.
(f)  Annualized.
(g)  Not annualized.
(h)  Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
Foster Bam
H. Guy Leibler


INVESTMENT  ADVISER
Alpine Management and Research, LLC
122 East 42nd Street, 37th  floor
New York, NY 10168


CUSTODIAN
IFTC
801 Pennsylvania
Kansas City, MO 64105


TRANSFER AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219


ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, OH 43215


LEGAL COUNSEL
Schulte Roth & Zabel LLP
900 Third Avenue
New York, NY 10022


ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services L.P.
3435 Stelzer Road
Columbus, OH 43219


                                  [Alpine Logo]
                                  International
                                   Real Estate
                                     Equity
                                      Fund

                          _____________________________
                          Annual Report
                          October 31, 1998

                  Alpine International Real Estate Equity Fund
                        122 East 42nd Street, 37th floor
                               New York, NY 10168
(12/98)                          (212) 687-5588